                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, MEDIAONE GROUP, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended, a Form S-3 Registration Statement for up to $1.5 billion of debt securities (the "Registration"); and

    WHEREAS, each of the undersigned is a Director of the Company;

    NOW THEREFORE, each of the undersigned constitutes and appoints CONSTANCE P. CAMPBELL and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 16th day of June 1998.

/s/ GRANT A. DOVE                             /s/ CHARLES P. RUSS III
-------------------------------------------   -------------------------------------------
Grant A. Dove                                 Charles P. Russ III

/s/ PIERSON M. GRIEVE                         /s/ LOUIS A. SIMPSON
-------------------------------------------   -------------------------------------------
Pierson M. Grieve                             Louis A. Simpson

/s/ CHARLES M. LILLIS                         /s/ JACK SLEVIN
-------------------------------------------   -------------------------------------------
Charles M. Lillis                             Jack Slevin

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, MEDIAONE GROUP, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended, a Form S-3 Registration Statement for up to $1.5 billion of debt securities (the "Registration"); and

    WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

    NOW THEREFORE, the undersigned hereby constitutes and appoints CONSTANCE P. CAMPBELL and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such Registration, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of June, 1998.

                                          /s/ CHARLES M. LILLIS

                                          --------------------------------------

                                          Charles M. Lillis
                                          Chairman of the Board, Chief Executive

                                          Officer and President

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, MEDIAONE GROUP, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended, a Form S-3 Registration Statement for up to $1.5 billion of debt securities (the "Registration"); and

    WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

    NOW THEREFORE, the undersigned hereby constitutes and appoints CONSTANCE P. CAMPBELL and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such Registration, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of June, 1998.

                                          /s/ RICHARD POST

                                          --------------------------------------

                                          Richard Post
                                          Executive Vice President and

                                          Chief Financial Officer